UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2004

Merck & Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-3305	22-1109110

(Commission File Number)	(I.R.S. Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ	08889-0100

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (908) 423-1000

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
COMPUTATION OF RATIOS OF EARNINGS TO FIXED CHARGES
CONSENT OF INDEPENDENT ACCOUNTANTS
FINANCIAL STATEMENTS

Item 5. Other Events.

Filed as part of this Current Report on Form 8-K are the consolidated balance sheets of Merck & Co., Inc. and its subsidiaries at December 31, 2003 and December 31, 2002, and the related consolidated statements of income, of retained earnings, of comprehensive income, and of cash flows for each of the three years in the period ended December 31, 2003 (the “Financial Statements”), the Notes to Consolidated Financial Statements and the Report of Independent Auditors, attached as Exhibit 99. Also filed with this Form 8-K are the statement of Computation of Ratios of Earnings to Fixed Charges, attached as Exhibit 12 and the Consent of Independent Accountants, attached as Exhibit 23.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit 12	Computation of Ratios of Earnings to Fixed Charges

Exhibit 23	Consent of Independent Accountants

Exhibit 99	Financial Statements, Notes to Consolidated Financial Statements and Report of Independent Auditors

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCK & CO., Inc.

Date: February 26, 2004	By:	/s/ Debra A. Bollwage

DEBRA A. BOLLWAGE
Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 12	Computation of Ratios of Earnings to Fixed Charges

Exhibit 23	Consent of Independent Accountants

Exhibit 99	Financial Statements, Notes to Consolidated Financial Statements and Report of Independent Auditors